UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2021

ITHAX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39943	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Madison Avenue

Suite 11A

New York, NY 10022

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (212) 792-0253

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	ITHXU	The Nasdaq Stock Market LLC

Class A ordinary share, par value $0.001 per share	ITHX	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share	ITHXW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2021, ITHAX Acquisition Corp., a Cayman Islands exempted company (“Ithax” or the “Company”), entered into an Business Combination Agreement (the “Business Combination Agreement”) by and among Ithax, Ithax Merger Sub I, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Ithax (“Merger Sub I”), Ithax Merger Sub II, LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Ithax (“Merger Sub II”), and Mondee Holdings II, Inc., a Delaware corporation (“Mondee”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Pursuant to the Business Combination Agreement, Ithax will become a Delaware corporation (the “Domestication”) and the parties will enter into a business combination transaction (together with the Domestication, the “Business Combination”) by which (i) Merger Sub I will merge with and into Mondee, with Mondee being the surviving entity in the merger (the “First Merger”), and (ii) immediately following the First Merger, Mondee will merge with and into Merger Sub II, with Merger Sub II being the surviving entity in the merger (the “Second Merger” and, together with the First Merger, the “Mergers” and, together with the other transactions contemplated by the Business Combination Agreement, the “Transactions” and the closing of the Transactions, the “Closing”). As a result of the Domestication (i) each outstanding Class A ordinary share of Ithax, par value $0.001 per share (the “Class A Shares”) and each outstanding Class B ordinary share of Ithax, par value $0.001 per share (the “Class B Shares”) will be automatically converted into one share of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), of Ithax Acquisition Corp., a Delaware corporation (“Delaware Ithax”), and (ii) pursuant to an amended and restated warrant agreement, each outstanding Ithax warrant will be replaced by a redeemable warrant of Delaware Ithax, with substantially the same terms, exercisable for a share of Class A Common Stock. In connection with the Closing, Delaware Ithax will change its name to “Mondee Holdings, Inc.”.

The proposed Business Combination is expected to be consummated after receipt of the required approvals by the shareholders of both Ithax and Mondee and the satisfaction or waiver of certain other customary conditions, as summarized below.

Business Combination Agreement

Consideration

At the First Effective Time, by virtue of the First Merger, all Mondee common stock issued and outstanding not otherwise canceled pursuant to Section 2.01(b) of the Business Combination Agreement will be canceled and will be converted automatically into the right to receive an aggregate of 60,800,000 shares of Class A Common Stock.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties of the parties, which will terminate and be of no further force and effect as of the Closing.

Covenants

The Business Combination Agreement contains customary covenants of the parties, including, among others, covenants providing for (i) certain limitations on the operation of the parties’ respective businesses prior to consummation of the Transactions, (ii) the parties’ efforts to satisfy conditions to consummation of the Transactions, including by obtaining necessary approvals from governmental agencies (including U.S. federal antitrust authorities) and effecting the Domestication, (iii) prohibitions with respect to soliciting alternative transactions, (iv) Ithax preparing and filing the Proxy Statement and the registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) and taking certain other actions to obtain the requisite approval of Ithax’s shareholders to vote in favor of the Ithax Proposals, including the adoption of the Business Combination Agreement and approval of the Transactions, at the Ithax Shareholders’ Meeting, and (v) the protection of, and access to, confidential information of the parties. The covenants of the respective parties to the Business Combination Agreement will not survive the Closing, except for these covenants that by their terms expressly apply in whole or in part after the Closing.

Conditions to Closing

The consummation of the Transactions is subject to customary closing conditions, including, among others: (i) the Ithax Proposals have been approved and adopted by the requisite affirmative vote of the shareholders of Ithax, (ii) no Governmental Authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the First Merger, Second Merger or other Transactions illegal or otherwise prohibiting consummation of the First Merger, Second Merger or other Transactions, (iii) any waiting period applicable to the Mergers under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall have expired or been terminated, (iv) the Ithax Class A Ordinary Shares will continue to be listed on the Nasdaq Capital Market as of the Closing Date, (v) the Domestication has occurred and Ithax has delivered to Mondee reasonably sufficient evidence of the Domestication, (vi) the registration rights agreement (the “Registration Rights Agreement”) has been executed and delivered, (vii) the Registration Statement has been declared effective under the Securities Act of 1933, as amended (the “Securities Act”), (viii) the accuracy of the parties’ respective representations and warranties (subject to specified materiality thresholds) and the material performance of the parties’ respective covenants and other obligations, (ix) since the date of the Business Combination Agreement no Company Material Adverse Effect has occurred, (x) Mondee has received the Company Stockholder Approval, (xi) since the date of the Business Combination Agreement no Ithax Material Adverse Effect has occurred, and (xii) after giving effect to (a) the exercise of Redemption Rights by holders of the outstanding shares of Class A Common Stock and payment of transaction expenses, (b) the sale and issuance by Ithax of Ithax Common Stock between the date of the Business Combination Agreement and the First Effective Time, the amount of cash held by Ithax in the aggregate, whether in or outside the Trust Account shall be equal to at least $150,000,000.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing: (i) by mutual written consent of Ithax and Mondee; (ii) by either Ithax or Mondee (a) if the First Effective Time has not occurred on or before July 31, 2022, subject to certain provisos set forth in the Business Combination Agreement, (b) if any Governmental Authority in the United States has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Transactions illegal or otherwise preventing or prohibiting consummation of the Transactions, (c) if any of the Ithax Proposals shall fail to receive the requisite vote for approval at the Ithax Shareholders’ Meeting, (d) in the event of certain uncured breaches by the other party, subject to certain provisos set forth in the Business Combination Agreement; (iii) by Ithax is the PCAOB Audited Financials have not been delivered to Ithax by Mondee on or before January 31, 2022; or (iv) by Ithax if Mondee has failed to deliver the Written Consent to Ithax within the specified time period set forth in the Business Combination Agreement.

Related Agreements

Registration Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, Ithax, ITHAX Acquisition Sponsor LLC, a Delaware limited liability company and Ithax’s sponsor (the “Sponsor”), Mondee Holdings, LLC, a Delaware limited liability company and the sole stockholder of Mondee (the “Sole Stockholder”) and the other parties thereto will enter into the Registration Rights Agreement, pursuant to which Ithax will agree to register for resale certain shares of its Class A Common Stock that are held by the parties thereto from time to time.

Certain Transfer Restrictions

Additionally and pursuant to the Registration Rights Agreement, the holders of any shares of Class A Common Stock (the “Lock-Up Shares”) issued to the Sponsor prior to the Closing or to the Sole Stockholder in connection with the Business Combination Agreement, or to the Members (as defined below) in connection with the Earn-out Agreement (as defined below), may not transfer any Lock-Up Shares during the period beginning on the date of Closing and ending on the date that is the earlier of (A) six months after the Closing, (B) the date on which the closing price of the Class A Common Stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 90 calendar days following the Closing and (C) the date on which Ithax consummates a sale, merger, liquidation, exchange offer or other similar transaction after the Closing, which results in the stockholders immediately prior to such transaction having beneficial ownership of less than 50% of the outstanding voting securities of the combined company.

Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, certain investors (the “PIPE Investors”) entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase in a private placement 5,000,000 shares of Class A Common Stock (the “PIPE Shares”) at a purchase price of $10.00 per share and an aggregate purchase price of $50,000,000 million (the “PIPE Investment”). The purchase of the PIPE Shares is conditioned upon, among other things, the consummation of the Transactions and will be consummated concurrently with the Closing. The PIPE Shares to be issued pursuant to the PIPE Subscription Agreements have not been registered under the Securities Act, and will be issued in reliance on the availability of an exemption from such registration. The PIPE Subscription Agreements further provide that the Company will use commercially reasonable efforts to file a registration statement to register the resale of the PIPE Shares within 30 calendar days after the Closing. It is expected that the PIPE Investors will be parties to the Registration Rights Agreement.

Sponsor Support Agreement

Concurrently with the execution of the Business Combination Agreement, Ithax entered into a sponsor support agreement (the “Sponsor Support Agreement”) with the Sponsor and Mondee. Pursuant to the Sponsor Support Agreement, the Sponsor has agreed, among other things, subject to the terms and conditions of the Sponsor Support Agreement, (i) to vote all of its Class A Shares and Class B Shares and any other equity securities of Ithax that Sponsor acquired record or beneficial ownership of after the date of the Sponsor Support Agreement and prior to the Closing, other than the shares of Class A Common Stock acquired by the Sponsor pursuant to the Private Placements (collectively, the “Subject SPAC Equity Securities”) (a) in favor of the approval and adoption of the Business Combination Agreement and the approval of the Transactions and the other Ithax Proposals (b) against any action, agreement, or transaction or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Ithax, Merger Sub I or Merger Sub II under the Business Combination Agreement or that would reasonably be expected to result in the failure of the Transactions from being consummated, (ii) not to redeem, elect to redeem or tender or submit any of its Subject SPAC Equity Securities for redemption in connection with the BCA or the Transactions, (iii) not to commit or agree to take any action inconsistent with the foregoing. (iv) to comply with and fully perform all of its obligations, covenants and agreements set forth in the Voting Letter Agreement (as defined therein), (v) not to modify or amend any agreement, contract or arrangement between or among Sponsor and any Affiliate of such Sponsor (other than SPAC or any of its Subsidiaries), on the one hand, and SPAC or any of SPAC's subsidiaries, on the other hand, related to the Transactions, including, for the avoidance of doubt, the Voting Letter Agreement, and (vi) to comply with the transfer restrictions set forth in the Voting Letter Agreement irrespective of any release or waiver thereof.

In addition, the Sponsor has agreed that if Mondee waives in writing the condition set forth in Section 7.03(e) of the Business Combination, requiring the amount of cash held by Ithax to be equal to at least $150,000,000, the Sponsor shall, immediately prior to the First Merger and without any further action on its part, forfeit and surrender or cause the forfeiture and surrender to Ithax for no consideration, 603,750 of its Class B Shares.

The Sponsor Support Agreement also includes, among other things, a waiver by the Sponsor of its redemption rights and anti-dilution protection as set forth in Article 36.5 of Ithax’s amended and restated memorandum and articles of association.

The Sponsor Support Agreement will automatically terminate upon the earlier of (a) the Closing and (b) the termination of the Business Combination Agreement in accordance with its terms.

Stockholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Ithax entered into a support agreement (the “Stockholder Support Agreement”) with the Sole Stockholder pursuant to which the Sole Stockholder has, among other things, agreed to (a) in favor of the approval and adoption of the Business Combination Agreement and the approval of the Mergers and the other Transactions and (b) against any action, agreement or transaction or proposal that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Business Combination Agreement or that would reasonably be expected to result in the failure of the Transactions from being consummated. The Stockholder Support Agreement will terminate upon the earlier of (a) the First Effective Time and (b) the termination of the Business Combination Agreement in accordance with its terms.

Earn-out Agreement

Concurrently with the execution of the Business Combination Agreement, Ithax entered into an earn-out agreement (the “Earn-out Agreement”) with certain signatories thereto (the “Members”), pursuant to which Ithax has agreed, among other things that in connection with and upon the First Merger, Ithax will issue to the Members up to 9,000,000 shares of Class A Common Stock (the “Earn-out Shares”), with the Earn-out Shares vesting over the four-year period following Closing based on the achievement of certain milestones related to the trading price of Ithax common stock set forth in the Earn-out Agreement.

The Earn-out Agreement will terminate if the Business Combination Agreement is validly terminated in accordance with its terms prior to the Closing.

Registration Statement/Proxy Statement

In connection with the Transactions, the Company will file with the SEC, a registration statement on Form S-4 (the “Registration Statement/Proxy Statement”), which will include a prospectus and a proxy statement for the Company’s stockholder meeting to solicit the vote of the Company stockholders to, among other things, adopt the Business Combination Agreement and approve the Transactions.

The foregoing descriptions of the Business Combination Agreement, Registration Rights Agreement, PIPE Subscription Agreements, Sponsor Support Agreement and the Stockholder Support Agreement and the transactions contemplated thereunder are not complete and are qualified in their entirety by reference to the respective agreements, copies of which are respectively filed as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K, and each of which is incorporated herein by reference. The aforementioned agreements and the foregoing descriptions thereof have been included to provide investors and shareholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the parties to the respective agreements. The respective representations, warranties and covenants contained in such agreements were made only as of specified dates for the purposes of each such agreement, were solely for the benefit of the parties to each such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the respective representations, warranties and covenants contained in each such agreement and discussed in the respective foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to shareholders and reports and documents filed with the SEC, and, with respect to the Business Combination Agreement, are also qualified in important part by confidential disclosure schedules delivered by the parties to each other in connection with the Business Combination Agreement. Investors and shareholders are not third-party beneficiaries under the Business Combination Agreement or other foregoing agreements except as expressly contemplated therein. Accordingly, investors and shareholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Business Combination Agreement and each such other agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein. The PIPE Shares to be issued in connection with the PIPE Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On December 20, 2021, Ithax and Mondee issued a joint press release announcing the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated by reference herein is an investor presentation dated December 2021 that has been made available to potential investors in the PIPE Investment with respect to the proposed Transactions, as described in this Current Report on Form 8-K.

Attached as Exhibit 99.3 and incorporated by reference herein is the transcript of an investor conference call discussing the proposed Transactions that was released on December 20, 2021.

Attached as Exhibit 99.4 and incorporated by reference herein is the transcript of a video about the business of Mondee that was released December 20, 2021.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Ithax under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., Ithax Merger Sub I, LLC, Ithax Merger Sub II, LLC, and Mondee Holdings II, Inc.

10.1	Form of Registration Rights Agreement.

10.2	Form of PIPE Subscription Agreement.

10.3	Sponsor Support Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., Mondee Holdings II, Inc., and ITHAX Acquisition Sponsor LLC.

10.4	Stockholder Support Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., and Mondee Holdings, LLC.

10.5	Earn-out Agreement, dated as of December 20, 2021, by and among ITHAX Acquisition Corp., and certain other parties thereto.

99.1	Joint Press Release of ITHAX Acquisition Corp. and Mondee Holdings II, Inc., dated December 20, 2021.

99.2	Investor Presentation dated December 2021.

99.3	Transcript from investor call held on December 20, 2021.

99.4	Transcript from video posted December 20, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements in this communication may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein, regarding the proposed business combination (the “Business Combination”) between ITHAX Acquisition Corp., an exempted company incorporated in the Cayman Islands with limited liability under company number 366718 (“Ithax”) and Mondee, Inc., a Delaware corporation (“Mondee”), Ithax’s and Mondee’s ability to consummate the transactions (the “Transactions”) contemplated by the business combination agreement (the “Business Combination Agreement”), the expected closing date for the Transactions, the benefits of the Transactions and the combined company’s future financial performance following the Transactions, as well as Ithax’s and Mondee’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward looking statements. When used herein, including any oral statements made in connection herewith, the words “anticipates,” “approximately,” “believes,” “continues,” “could,” “estimates,” “expects,” “forecast,” “future, ” “intends,” “may,” “outlook,” “plans,” “potential,” “predicts,” “propose,” “should,” “seeks,” “will,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by both Ithax and its management, and Mondee and its management, as the case may be, are inherently uncertain. Except as otherwise required by applicable law, Ithax disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Ithax cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Ithax. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Ithax, Mondee, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Ithax, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Ithax or Mondee as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; (10) the possibility that Ithax, Mondee or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business and/or the ability of the parties to complete the proposed Business Combination; (12) Mondee’s estimates of expenses and profitability and underlying assumptions with respect to stockholder redemptions and purchase price and other adjustments; (13) adverse changes in general market conditions for travel services, including the effects of macroeconomic conditions, terrorist attacks, natural disasters, health concerns, civil or political unrest or other events outside the control of the parties; (14) significant fluctuations in the combined company’s operating results and rates of growth; (15) dependency on the combined company’s relationships with travel agencies, travel management companies and other travel businesses and third parties; (16) payment-related risks; (17) the combined company’s failure to quickly identify and adapt to changing industry conditions, trends or technological developments; (18) unlawful or fraudulent activities in the combined company’s operations; (19) any significant IT systems-related failures, interruptions or security breaches or any undetected errors or design faults in IT systems of the combined company; (20) exchange rate fluctuations; and (21) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements and Risk Factor Summary” in Ithax’s final prospectus relating to its initial public offering dated February 1, 2021 and in subsequent filings with the U.S. Securities and Exchange Commission (the “SEC”), including the registration statement on Form S-4, which includes a prospectus/proxy statement of Ithax, expected to be filed relating to the Business Combination. There may be additional risks that neither Ithax nor Mondee presently know of or that Ithax or Mondee currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Author and any of their affiliates, directors, officers and employees expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events.

Important Information for Investors and Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

In connection with the proposed Business Combination, Ithax will confidentially submit a draft registration statement on Form F-4 with the SEC, which draft will include a prospectus/proxy statement of Ithax. Ithax also plans to confidentially submit or file other documents with the SEC regarding the proposed Transactions. After the registration statement has been declared effective by the SEC, a definitive proxy statement/prospectus will be mailed to the shareholders of Ithax. INVESTORS AND SHAREHOLDERS OF ITHAX ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION, WHICH WILL BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION. Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Mondee and Ithax once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

Additional Information about the Business Combination and Where to Find It

Additional information about the proposed Business Combination, including a copy of the Business Combination Agreement and investor presentation, will be provided in a Current Report on Form 8-K, which will be filed by Ithax with the SEC and will also be available at www.sec.gov. In connection with the proposed Business Combination, Ithax will confidentially submitted a draft registration statement on Form S-4 and will file a registration statement on Form S-4 and the related proxy statement/prospectus with the SEC. Additionally, Ithax will file other relevant materials with the SEC in connection with the proposed Business Combination of Ithax with Mondee. The materials to be filed by Ithax with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. Investors and security holders of Ithax are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Business Combination because they will contain important information about the Business Combination and the parties to the Business Combination.

Participants in the Solicitation

Ithax, Mondee and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Ithax in connection with the proposed Transactions. Information about the directors and executive officers of Ithax is disclosed in Ithax’s initial public offering prospectus, which was filed with the SEC on February 1, 2021. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITHAX Acquisition Corp.

Date: December 20, 2021	By:	/s/ Orestes Fintiklis
Name: Orestes Fintiklis
Title: Chief Executive Officer